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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------




                                    FORM 8-K




                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 26, 2002



                               GMX RESOURCES INC.
                               ------------------
             (Exact name of registrant as specified in its charter)




          OKLAHOMA                      000-32325               73-1534474
          --------                      ---------               ----------
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
     of incorporation)                                      Identification No.)



ONE BENHAM PLACE, 9400 NORTH BROADWAY, SUITE 600, OKLAHOMA CITY, OKLAHOMA 73114
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (405) 600-0711


   Former name or former address, if changed since last report: NOT APPLICABLE

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            On September 26, 2002 GMX RESOURCES INC.(the "Company") sold certain oil and gas properties located in Finney and Scott Counties in Kansas to Hartman Oil Co., Inc. for $1,731,000 net of adjustments and commissions. This sale was preceded by a sale of properties located in Comanche, Kingman, Kiowa and Sedgwick Counties in Kansas to Vess Oil Corporation on September 16, 2002 for $1,887,000 net of adjustments and commissions. The total consideration received for the purchase of the properties was $3,618,000.

            These Kansas properties comprised approximately 12% of the Company's total proved reserves as of September 1, 2002. Before the sale, the Company's total proved reserves were 77% natural gas and 23% crude oil. The sale included approximately 35% of the Company's total proved oil reserves and 4% of the Company's proved gas reserves. The average purchase price for both transactions was approximately 53 cents per mcfe of proved reserves. Of the 109 wells included in the sale, the Company operated 105 of them. Proceeds from the sale of the properties have been used to reduce the Company's bank indebtedness.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)         Exhibits

            The following exhibits are filed herewith:

Exhibit No.             Description
-----------             -----------

2.1                     Purchase and Sale Agreement between GMX RESOURCES INC.
                        and Vess Oil Corporation dated August 23, 2002

2.2                     Purchase and Sale Agreement between GMX RESOURCES INC.
                        and Hartman Oil Co., Inc. dated August 28, 2002











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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GMX RESOURCES INC.


                                            By: /s/ Ken L. Kenworthy, Jr.
                                            ------------------------------------
Date:  October 9, 2002                      Ken L. Kenworthy, Jr., President,
       ---------------                      Chairman and Chief Executive Officer







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                                INDEX TO EXHIBITS

Exhibit No.             Description
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2.1                     Purchase and Sale Agreement between GMX RESOURCES INC.
                        and Vess Oil Corporation dated August 23, 2002

2.2                     Purchase and Sale Agreement between GMX RESOURCES INC.
                        and Hartman Oil Co., Inc. dated August 28, 2002




















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